Exhibit 10.3


                                 AMENDMENT NO. 6

                         Decommissioning Trust Agreement
                                 (PVNGS Unit 2)

     This Amendment No. 6 dated as of March 18, 2002, to the Amended and Restated Decommissioning Trust Agreement (PVNGS Unit 2), dated as of January 31, 1992, as amended by Amendment No. 1 thereto dated as of November 1, 1992, Amendment No. 2 thereto dated as of November 1, 1994, Amendment No. 3 thereto dated as of June 20, 1996, Amendment No. 4 thereto dated as of December 16, 1996, and Amendment No. 5 thereto dated as of June 30, 2000 (the "Decommissioning Trust Agreement", terms used herein as therein defined), is entered into between Arizona Public Service Company ("APS"), State Street Bank and Trust Company, as successor to The First National Bank of Boston, as Owner Trustee and as Lessor, and Mellon Bank, N.A., as Decommissioning Trustee ("Decommissioning Trustee").

                                    RECITALS:

          WHEREAS, the parties hereto wish to amend the Agreement.

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendment.

     (a)  The third and fifth sentences of clause (ii) of Paragraph (c) of
          Section 9 shall be restated as follows;

               Upon proper notification from the Investment Manager(s), Decommissioning Trustee shall execute and deliver instruments in accordance with the appropriate trading authorizations; provided that the Trustee shall not follow any direction that would result in assets of the Second Fund being invested in assets other than those investments permitted for a qualified nuclear decommissioning reserve fund under Section 468A of the Code and the regulations thereunder.

               Such notification shall be proper authority for Decommissioning Trustee to pay for portfolio securities purchased against receipt thereof, and to deliver portfolio securities sold against payment therefor, as the case may be.

     (b) Clause (ii) of Paragraph (d) of Section 9 shall be restated as follows:

          (ii) Decommissioning Trustee is required to supervise and review the securities and other assets and investments authorized for purchase by the Investment Managers(s) within two weeks of the end of the calendar month during which such purchase was made to determine that such securities, assets and/or investments are Permitted Investments and satisfy the further conditions of this Agreement as set out in Exhibit B. Upon the completion of such review, the Decommissioning Trustee shall promptly notify APS and the Secured Parties and Equity Participants in writing if any securities, assets or investments are not Permitted Investments or fail to satisfy such further conditions.

     (c) The second sentence of the fourth paragraph of Section 24 shall be restated as follows:

               Within two weeks of the end of each calendar quarter, the Decommissioning Trustee shall send a written statement to APS and the Secured Parties and Equity Participants indicating whether during that previous quarter such securities, assets and/or investments held in the Funds during that quarter were Permitted Investments and satisfied the further conditions of this Agreement; provided however, the Decommissioning Trustee shall promptly advise APS and the Secured Parties and Equity Participants if it has actual knowledge that any of the investments do not constitute Permitted Investments or otherwise satisfy the further conditions of this Agreement.

     (d) The words "any such consequences" shall be added after the words "as provided in this Agreement or" and before the words "could have been prevented" in clause (b) of the first sentence of the second paragraph of Section 26.

     (e)  The following Section 33 shall be added:

               Section 33: Notwithstanding anything in this Agreement to the contrary, the Decommissioning Trustee shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Funds resulting from any event beyond the reasonable control of the Decommissioning Trustee, its agents or subcustodians, including but not limited to nationalization, strikes, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Funds' property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event. The Decommissioning Trustee shall not be liable for any indirect, consequential, or special damages with respect to its role as Decommissioning Trustee to the extent such damages exceed the Trustee's annual compensation under this Agreement for the previous calendar year. This Section shall survive the termination of this Agreement.

     (f) EXHIBIT B to the Decommissioning Trust Agreement is hereby deleted and replaced in its entirety by EXHIBIT B hereto.

     SECTION 2. Miscellaneous

     (a)  Full Force and Effect.

     Except as expressly provided herein, the Decommissioning Trust Agreement shall remain unchanged and in full force and effect. Each reference in the Decommissioning Trust Agreement and in any exhibit or schedule thereto to "this Agreement," "hereto," "hereof" and terms of similar import shall be deemed to refer to the Decommissioning Trust Agreement as amended hereby.

     (b)  Counterparts/Representations.

     The Amendment No. 6 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No. 6 by signing any such counterpart. Each party represents and warrants to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind that Party.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to the Decommissioning Trust Agreement to be duly executed as of the day and year first above written.


                                        ARIZONA PUBLIC SERVICE COMPANY


                                        By Barbara M. Gomez
                                           -------------------------------------

                                        Title Treasurer
                                              ----------------------------------

                                        MELLON BANK, N.A. as
                                        Decommissioning Trustee


                                        By Robert F. Sass
                                           -------------------------------------

                                        Title Vice President
                                              ----------------------------------


                                        STATE STREET BANK AND TRUST COMPANY, as
                                        Owner Trustee under a Trust Agreement
                                        with Security Pacific Capital Leasing
                                        Corporation and as Lessor under a
                                        Facility Lease with Arizona Public
                                        Service Company


                                        By Kenneth R. Ring
                                           -------------------------------------

                                        Title Assistant Vice President
                                              ----------------------------------


                                        STATE STREET BANK AND TRUST COMPANY, as
                                        Owner Trustee under a Trust Agreement
                                        with Emerson Finance Co. and as Lessor
                                        under a Facility Lease with Arizona
                                        Public Service Company


                                        By Kenneth R. Ring
                                           -------------------------------------

                                        Title Assistant Vice President
                                              ----------------------------------

STATE OF ARIZONA                  )
                                  )  ss:
County of Maricopa                )


     The foregoing instrument was acknowledged before me this 20th day of March, 2002, by Barbara M. Gomez, the Treasurer of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, on behalf of said corporation.


                                        Suzanne W. Debes
                                        ----------------------------------------
                                        Notary Public


My commission expires:

June 20, 2003
----------------------



COMMONWEALTH OF PENNSYLVANIA       )
                                   ) ss:
County of Allegheny                )


     The foregoing instrument was acknowledged before me this 28th day of March, 2002, by Robert F. Sass, a Vice President of Mellon Bank, N.A. a national banking association having trust powers, as Decommissioning Trustee, on behalf of said national banking association.


                                        Julie Ann Mosco
                                        ----------------------------------------
                                        Notary Public


My commission expires:

October 13, 2003
----------------------

COMMONWEALTH OF MASSACHUSETTS      )
                                   ) ss:
County of Suffolk                  )


     The foregoing instrument was acknowledged before me this 18th day of March, 2002, by Kenneth R. Ring, an Assistant Vice President of State Street Bank and Trust Company, a Massachusetts trust company, in its capacity as Owner Trustee under a Trust Agreement with Security Pacific Capital Leasing Corporation and as Lessor under a Facility Lease with Arizona Public Service Company, on behalf of said association in such capacities.


                                        James M. Coolidge
                                        ----------------------------------------
                                        Notary Public


My commission expires:

June 19, 2003
----------------------



COMMONWEALTH OF MASSACHUSETTS      )
                                   ) ss:
County of Suffolk                  )


     The foregoing instrument was acknowledged before me this 18th day of March, 2002, by Kenneth R. Ring, an Assistant Vice President of State Street Bank and Trust Company, a Massachusetts trust company, in its capacity as Owner Trustee under a Trust Agreement with Emerson Finance Company and as Lessor under a Facility Lease with Arizona Public Service Company, on behalf of said association in such capacities.


                                        James M. Coolidge
                                        ----------------------------------------
                                        Notary Public


My commission expires:

June 19, 2003
----------------------

                                    EXHIBIT B
                                     UNIT 2

                          PERMITTED INVESTMENTS FOR THE
                 DECOMMISSIONING TRUST FUND AND THE SECOND FUND


     The Second Fund must meet all applicable requirements of the Code, and applicable rules and regulations promulgated by the Internal Revenue Service with respect to a Nuclear Decommissioning Reserve Fund.

     Subject to the foregoing, the Decommissioning Trust Fund and the Second Fund may invest in any of the following obligations or securities maturing at such time or times as to enable payments or transfers to be made from the Funds or which shall be readily marketable prior to the final maturity thereof:

     (a) bills, notes, bonds and savings bonds of the Treasury of the United States of America;

     (b) obligations of the United States of America not included in clause (a) taken into consideration for purposes of determining the public debt limit of the United States of America;

     (c) time or demand deposits in a bank (as defined in Section 581 of the Code) or an insured credit union (within the meaning of Section 101(6) of the Federal Credit Union Act, 12 U.S.C. 1752(7) (1982)) (for the purposes of this paragraph, "time or demand deposits" shall include checking accounts, savings accounts, certificates of deposit, and other time or demand deposits but shall not include common or collective trust funds);

     (d) obligations of the Federal National Mortgage Association and Government National Mortgage Association;

     (e) AAA rated collateralized mortgage obligations; interest only, principal only, and inverse floaters are specifically prohibited;

     (f) commercial paper maturing within 60 days and rated the highest grade by Moody's Investor's Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S & P") or if one of such agencies does not rate such paper, rated the highest grade by the other;

     (g) deposit accounts (which may be represented by certificates of deposit) payable on demand or maturing within 180 days, in Federally insured national or state banks; provided, however, if the aggregate amount of such deposit accounts in a bank is $100,000 or more, such bank shall have combined capital and surplus as of its last report of condition exceeding $250,000,000 and a senior unsecured debt rating of Investment Grade;

     (h) The Decommissioning Trustee's Short Term Investment Fund ("STIF") account; provided, however, that no more than fifteen percent (15%) of the aggregate assets of the Funds may be invested in the Decommissioning Trustee's STIF account at any one time, except that the full amount of APS' quarterly contribution to the Funds or any portion thereof may be invested in the Decommissioning Trustee's STIF account for a period of up to seven (7) business days after such contribution is made and, during such period, the amount of such contribution or portion thereof that shall have been so invested shall not count against the fifteen percent (15%) limitation in this paragraph (h):

     (i) repurchase agreements fully secured (and perfected) by any of the foregoing obligations or securities maturing within 30 days with any Federally insured national or state bank (including Decommissioning Trustee) or any other financial institution that is a nationally recognized dealer that reports to the Market Reports Division of the Federal Reserve Bank of New York; provided, however, if the aggregate face amount of such repurchase agreements with an issuer is $1,000,000 or more, the issuer shall have combined capital and surplus as of its last report of condition exceeding $250,000,000 and a senior unsecured debt rating of Investment Grade;

     (j) obligations rated Investment Grade of a State, a possession of the United States of America, the District of Columbia or any political subdivision of the foregoing, the interest on which is exempt from tax under Section 103(a) of the Code;

     (k) corporate debt obligations rated Investment Grade; and

     (l) (x) corporate equity securities, including, but not limited to, investment in units of common or collective trust funds investing in corporate equity securities; including, but not limited to, the Decommissioning Trustee's Nuclear Decommissioning Trust Equity Index Fund (the "NDT Equity Index Fund") and (y) obligations not included in clauses (a) through (k) issued or guaranteed by a person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, including Federal Intermediate Credit Bank, Banks for Cooperatives, Federal Land Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation; provided, that no more than fifty percent (50%) of the aggregate assets of the Funds may be invested in securities described in (x) and
(y) of this subparagraph (1) during the period from June 27, 1996 through December 31, 2003, no more than thirty percent (30%) during the period from January 1, 2004 through December 31, 2006, and no more than fifteen percent (15%) during the period from January 1, 2007 through January 31, 2010; and provided further that after January 31, 2010, no investments shall be made in such securities.

     Notwithstanding the foregoing, the following restrictions are placed on the investment of the assets of the Funds:

     1. Securities of APS, APS' parent corporation, Pinnacle West Capital Corporation, or its affiliates, are not permitted.

     2. Securities issued by Maricopa County, Arizona Pollution Control Corporation in connection with the financing of certain facilities at the Palo Verde Nuclear Generation Station are not permitted.

     3. Securities issued by or on behalf of any participant in the Palo Verde Nuclear Generating Station are not permitted.

     4. Investments in any bank or other financial institution whose deposits are not insured by the Federal Deposit Insurance Corporation or other comparable federal agency are not permitted, except that this restriction does not apply to investments in the Decommissioning Trustee's STIF.

     5. There shall be no short-selling, securities lending, options trading, financial futures, over-the-counter derivative transactions, or other specialized investment activity, except as specifically allowed in paragraphs
(a) through (1) hereof, or except as may be effected in the ordinary course of operation of the Decommissioning Trustee's STIF account or its NDT Equity Index Fund.

     6. No investment shall be made which would cause the holding of any one issue (excluding obligations of the United States Government and agencies of or guaranteed by the United States Government and excluding units of a common or collective trust fund), to exceed ten percent (10%) of the aggregate assets held under this Decommissioning Trust Agreement, the Unit 1 Trust Agreement, and the Unit 3 Trust Agreement, valued at cost.

     7. Bank certificates of deposit must be at banks with a minimum of one billion ($1,000,000,000) in assets as of such banks' most recent report of condition.

     8. Short-term taxable and non-taxable debt securities are not permitted unless such securities have a rating of at least P-1 by Moody's or at least A-1 by S&P.

     9. Long-term taxable and non-taxable debt securities are not permitted unless such securities have a rating of at least "A" by Moody's or S&P.

     10. No investment shall be made which would cause sixty percent (60%) or more of the aggregate assets held under this Decommissioning Trust Agreement and the Unit 1 Trust Agreement and the Unit 3 Trust Agreement to be invested in equity securities.